OPPENHEIMER STEELPATH MLP INCOME FUND

Supplement dated November 20, 2015
to the Prospectus and Statement of Additional Information dated March 30, 2015

This supplement amends the Oppenheimer SteelPath MLP Income Fund (the “Fund”) prospectus (the “Prospectus”) and Statement of Additional Information (the "SAI"), each dated March 30, 2015, and is in addition to any other supplements.

Effective as of January 25, 2016, the Fund will be open to new investors, subject to the terms described in the Prospectus dated March 30, 2015.

This supplement supersedes the supplement filed on October 30, 2014 (Accession Number: 0000728889-14-001339) to announce the closing of the Fund to new investors.

November 20, 2015	PS1390.005